Exhibit 99.3











                               PURCHASE AGREEMENT


                                     between


                           FORD MOTOR CREDIT COMPANY,
                                    as Seller


                                       and



                      FORD CREDIT AUTO RECEIVABLES TWO LLC,
                                  as Purchaser



                            Dated as of April 1, 2005








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                                TABLE OF CONTENTS

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                                                                                                         Page

                                    ARTICLE I
                              DEFINITIONS AND USAGE

                                   ARTICLE II
                    CONVEYANCE AND ACQUISITION OF RECEIVABLES

   2.1      Conveyance and Acquisition of Receivables....................................................1
   2.2      The Closing..................................................................................2

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

   3.1      Representations and Warranties of the Purchaser..............................................3
   3.2      Representations and Warranties of the Seller.................................................4

                                   ARTICLE IV
                                   CONDITIONS

   4.1      Conditions to Obligation of the Purchaser...................................................10
   4.2      Conditions to Obligation of the Seller......................................................11

                                    ARTICLE V
                             COVENANTS OF THE SELLER

   5.1      Protection of Right, Title and Interest.....................................................11
   5.2      Other Liens or Interests....................................................................13
   5.3      Costs and Expenses..........................................................................13
   5.4      Indemnification.............................................................................13
   5.5      Treatment...................................................................................14

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

   6.1      Obligations of Seller.......................................................................14
   6.2      Repurchase of Receivables Upon Breach by the Seller.........................................14
   6.3      Purchaser's Assignment of Repurchased Receivables...........................................15
   6.4      Trust.......................................................................................15
   6.5      Amendment...................................................................................16
   6.6      Accountants' Letters........................................................................16
   6.7      Waivers.....................................................................................16
   6.8      Notices.....................................................................................17
   6.9      Costs and Expenses..........................................................................18
   6.10     Survival....................................................................................18
   6.11     Confidential Information....................................................................18
   6.12     Headings and Cross-References...............................................................19
   6.13     GOVERNING LAW...............................................................................19
   6.14     Counterparts................................................................................19
   6.15     Further Assurances..........................................................................19
   6.16     Savings Clause..............................................................................20

   Exhibit A        Assignment.........................................................................A-1
   Exhibit B        Schedule of Receivables............................................................B-1
   Schedule A       Location of Receivable Files at Third Party Custodians.............................A-1
   Appendix A       Definitions and Usage.............................................................AA-1

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                               PURCHASE AGREEMENT

                  This PURCHASE AGREEMENT (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement") is made as of the 1st day of April 2005, by and between FORD MOTOR CREDIT COMPANY, a Delaware corporation (the "Seller"), having its principal executive office at One American Road, Dearborn, Michigan 48121, and FORD CREDIT AUTO RECEIVABLES TWO LLC, a Delaware limited liability company (the "Purchaser"), having its principal executive office at One American Road, Dearborn, Michigan 48121.

                  WHEREAS, in the regular course of its business, the Seller purchases certain retail installment sale contracts secured by new and used automobiles and light duty trucks from motor vehicle dealers.

                  WHEREAS, the Seller and the Purchaser wish to set forth the terms pursuant to which the Receivables and related property are to be sold, transferred, assigned and otherwise conveyed by the Seller to the Purchaser, which Receivables will be transferred by the Purchaser pursuant to the Sale and Servicing Agreement to the Ford Credit Auto Owner Trust 2005-B to be created pursuant to the Trust Agreement, which Trust will issue notes secured by such Receivables and certain other property of the Trust, pursuant to the Indenture, and will issue certificates representing beneficial interests in such Receivables and certain other property of the Trust, pursuant to the Trust Agreement.

                  NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                              DEFINITIONS AND USAGE

                  Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that are applicable herein.

                                   ARTICLE II

                    CONVEYANCE AND ACQUISITION OF RECEIVABLES

2.1      Conveyance and Acquisition of Receivables.

                  On the Closing Date, subject to the terms and conditions of this Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, the Receivables and the other property relating thereto (as defined below).

(a) Conveyance of Purchased Property. Effective as of the Closing Date and simultaneously with the transactions pursuant to the Indenture, the Sale and Servicing Agreement and the Trust Agreement, the Seller hereby sells, transfers, assigns and otherwise conveys to the Purchaser, without recourse, all right, title and interest of the Seller, whether now owned or hereafter acquired, in and to the following (collectively, the "Purchased Property"): (i) the Receivables; (ii) monies due or received thereunder on or after the Cutoff Date and monies due and received prior to the Cutoff Date that are posted to the Obligor's account on or after the Cutoff Date; (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles; (iv) rights to receive proceeds with respect to the Receivables from claims on any physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (v) Dealer Recourse; (vi) all of the Seller's rights to the Receivable Files; (vii) payments and proceeds with respect to the Receivables held by the Seller; (viii) all property securing a Receivable; (ix) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; and (x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

(b) Receivables Purchase Price. In consideration for the Purchased Property described in Section 2.1(a) hereof, the Purchaser will, on the Closing Date, pay to the Seller $2,954,806,390.50 in cash by federal wire transfer (same day) funds. The Purchaser and the Seller each represent and warrant to the other that the amount of cash paid by the Purchaser, together with the increase in value in the Seller's capital in the Purchaser, is equal to the fair market value of the Receivables.

(c) It is understood that the absolute sale, transfer, assignment and conveyance of the Purchased Property by the Seller to the Purchaser pursuant to this Agreement will be without recourse and the Seller does not guarantee collection of any Receivable; provided, however, that such sale, transfer, assignment and conveyance will be made pursuant to and in reliance on by the Purchaser of the representations and warranties of the Seller as set forth in Section 3.2(b) hereof.

2.2      The Closing.

                  The sale, assignment, conveyance and acquisition of the Purchased Property will take place at a closing (the "Closing") at a mutually agreed upon time and place on the Closing Date, simultaneously with the closings under: (a) the Sale and Servicing Agreement pursuant to which the Purchaser will assign all of its right, title and interest in, to and under the Receivables and certain other property to the Trust in exchange for the Securities; (b) the Indenture, pursuant to which the Trust will issue the Notes and pledge all of its right, title and interest in, to and under the Receivables and certain other property to secure the Notes; (c) the Trust Agreement, pursuant to which the Trust will issue the Certificates and the interim trust agreement will be amended; and (d) the Underwriting Agreement, pursuant to which the Purchaser will sell to the Underwriters the Notes.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

3.1      Representations and Warranties of the Purchaser.

                  The Purchaser represents and warrants to the Seller as of the date of this Agreement and as of the Closing Date:

(a) Organization and Qualification. The Purchaser is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware. The Purchaser is qualified as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities requires such qualification, license or approval, unless the failure to obtain such qualifications, licenses or approvals would not have a material adverse effect on the Purchaser's ability to perform its obligations under this Agreement.

(b) Power, Authorization and Enforceability. The Purchaser has full power and authority to execute, deliver and perform the terms of this Agreement and to acquire, own and sell the Receivables. The Purchaser has duly authorized the execution, delivery and performance of the terms of this Agreement. This Agreement is the legal, valid, binding and enforceable obligation of the Purchaser, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors' rights or by general equitable principles.

(c) No Conflicts and No Violation. The consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms of this Agreement, will not (i) conflict with or result in a breach of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement, guarantee or similar agreement or instrument under which the Purchaser is a debtor or guarantor, (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Purchaser pursuant to the terms of any such indenture, mortgage, deed of trust, loan agreement, guarantee or similar agreement or instrument,
(iii) violate the Certificate of Formation or the Limited Liability Company Agreement of the Purchaser, or (iv) violate any law or, to the Purchaser's knowledge, any order, rule or regulation applicable to the Purchaser of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser of its properties; in each case, which conflict, breach, default, lien, or violation would have a material adverse effect on the Purchaser's ability to perform its obligations under this Agreement.

(d) No Proceedings. To the Purchaser's knowledge, there are no proceedings or investigations pending or threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Purchaser or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Purchaser's ability to perform its obligations under this Agreement or on the validity or enforceability of this Agreement.

3.2      Representations and Warranties of the Seller.

(a) The Seller represents and warrants to the Purchaser as of the date of this Agreement and as of the Closing Date:

(i) Organization and Qualification. The Seller is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Delaware. The Seller is qualified as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities requires such qualification, license or approval, unless the failure to obtain such qualifications, licenses or approvals would not have a material adverse effect on the Seller's ability to perform its obligations under this Agreement.

(ii) Power, Authorization and Enforceability. The Seller has full power and authority to execute, deliver and perform the terms of this Agreement and to acquire, own, hold, service and sell the Receivables. The Seller has duly authorized the execution, delivery and performance of the terms of this Agreement. This Agreement is the legal, valid, binding and enforceable obligation of the Purchaser, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors' rights or by general equitable principles.

(iii) No Conflicts and No Violation. The consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms of this Agreement, will not (i) conflict with or result in a breach of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement, guarantee or similar agreement or instrument under which the Seller is a debtor or guarantor,
         (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Seller pursuant to the terms of any such indenture, mortgage, deed of trust, loan agreement, guarantee or similar agreement or instrument, (iii) violate the Certificate of Incorporation or Bylaws of the Seller, or
         (iv) violate any law or, to the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller of its properties; in each case, which conflict, breach, default, lien, or violation would have a material adverse effect on the Seller's ability to perform its obligations under this Agreement.

(iv) No Proceedings. To the Seller's knowledge, there are no proceedings or investigations pending or threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Seller's ability to perform its obligations under this Agreement or the validity or enforceability of this Agreement.

(v) Valid Security Interest. This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables in favor of the Purchaser, which security interest is prior to all other Liens and is enforceable against all creditors of and purchasers from the Seller.

(b) The Seller represents and warrants to the Purchaser as of the date of this Agreement and as of the Closing Date which representations and warranties (i) the Purchaser will be deemed to have relied upon in acquiring the Receivables and (ii) will survive the sale and assignment of the Receivables to the Purchaser, the subsequent assignment and transfer to the Trust pursuant to the Sale and Servicing Agreement and the pledge of the Receivables to the Indenture Trustee pursuant to the
         Indenture:

(i) Characteristics of Receivables. Each Receivable (a) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, is payable in U.S. dollars, has been fully and properly executed by the parties thereto, has been purchased by the Seller from a Dealer and has been validly assigned by such Dealer to the Seller, (b) creates or has created a valid, subsisting, and enforceable first priority security interest in favor of the Seller in the Financed Vehicle, which security interest will be assignable by the Seller to the Purchaser, (c) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the Financed Vehicle and any other collateral of the benefits of the security, (d) provides for level monthly payments that fully amortize the Amount Financed by its stated maturity and yield interest at the Annual Percentage Rate, (e) provides for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance and (f) is a Simple Interest Receivable.

(ii) Schedule of Receivables. The information set forth in the Schedule of Receivables is true and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures believed to be adverse to the Noteholders or the Certificateholders have been utilized in selecting the Receivables from those receivables which meet the criteria contained herein. The computer tape or other listing regarding the Receivables made available to the Purchaser and its assigns (which computer tape or other listing is required to be delivered as specified herein) is true and correct in all material respects.

(iii) Compliance with Law. Each Receivable and the sale of the Financed Vehicle will have complied at the time it was originated or made and at the execution of this Agreement complies in all material respects with all requirements of applicable federal, State, and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

(iv) Binding Obligation. Each Receivable represents the legal, valid, and binding payment obligation of the Obligor, enforceable by the holder thereof in accordance with its terms subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally.

(v) No Government Obligor. None of the Receivables are due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America, any State or political subdivision of either thereof.

(vi) Security Interest in Financed Vehicle. Immediately prior to the transfer, assignment and conveyance thereof, each Receivable is secured by a first priority, validly perfected security interest in the Financed Vehicle in favor of the Seller as secured party or all necessary and appropriate actions have been commenced that would result in a first priority, validly perfected security interest in the Financed Vehicle in favor of the Seller as secured party.

(vii) Receivables in Force. No Receivable has been satisfied, subordinated, or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

(viii)   No Waiver. No provision of a Receivable has been waived.

(ix) No Defenses. No right of rescission, setoff, counterclaim, or defense has been asserted or threatened with respect to any Receivable.

(x) No Liens. To the best of the Seller's knowledge, no liens or claims have been filed for work, labor, or materials relating to a Financed Vehicle that are liens prior to, or equal with, the security interest in the Financed Vehicle granted by the Receivable.

(xi) No Default. Except for payment defaults continuing for a period of not more than thirty (30) days, as of the Cutoff Date, no payment defaults (determined in accordance with the Servicer's policies and procedures) exist and Ford Credit has not affirmatively waived any of the foregoing.

(xii) Insurance. The Seller, in accordance with its policies and procedures, has determined that, as of the date of origination of each Receivable, the Obligor had obtained or agreed to obtain physical damage insurance covering the Financed Vehicle.

(xiii)   Title.   It is the intention of the Seller that the sale, transfer, assignment and conveyance herein contemplated constitute an absolute sale, transfer, assignment and conveyance of the Receivables from the Seller to the Purchaser and that the beneficial interest in and title to the Receivables not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned, conveyed or pledged by the Seller to any Person other than the Purchaser. Immediately prior to the sale and transfer herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens, encumbrances, security interests, participations and rights of others and, immediately upon the sale and transfer thereof, the Purchaser will have good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests, participations and rights of others; and the sale and transfer has been perfected under the UCC.

(xiv) Valid Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, assignment and conveyance of such Receivable under this Agreement or pursuant to transfers of the Securities would be unlawful, void, or voidable. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

(xv) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Purchaser a first priority, validly perfected ownership interest in the Receivables, and to give the Indenture Trustee a first priority perfected security interest therein, will be made within ten days of the Closing Date.

(xvi) Priority. Other than the security interest granted to the Purchaser pursuant to this Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Purchaser hereunder or granted by the Purchaser to the Issuer or by the Issuer to the Indenture Trustee or that has been terminated.

(xvii) Chattel Paper. Each Receivable constitutes "tangible chattel paper" as defined in the UCC.

(xviii) One Original. There will be only one original executed copy of each Receivable. The Seller, or its custodian, has possession of such original with respect to each Receivable. Such original does not have any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Seller. All financing statements filed or to be filed against the Seller in favor of the Purchaser in connection herewith describing the Receivables contain a statement substantially to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party/Assignee."

(xix) New and Used Vehicles. 85.42% of the aggregate Principal Balance of the Receivables, constituting 78.93% of the number of Receivables, as of the Cutoff Date, represent vehicles financed at new vehicle rates, and the remainder of the aggregate Principal Balance of the Receivables represent vehicles financed at used vehicle rates.

(xx) Origination. Each Receivable has an origination date on or after December 11, 1999 and a scheduled maturity date not later than February 28, 2011.

(xxi) Principal Balance. Each Receivable has a current principal balance of at least $250.00.

(xxii) PRIMUS. 7.30% of the aggregate Principal Balance of the Receivables as of the Cutoff Date represent Receivables originated through Ford Credit's PRIMUS division, and 92.70% of the aggregate Principal Balance of the Receivables as of the Cutoff Date represent Receivables that were originated through Ford Credit (excluding its PRIMUS division).

(xxiii) Maturity of Receivables. Each Receivable has an original maturity of not greater than seventy-two (72) months. The percentage of Receivables by Principal Balance with original terms greater than sixty (60) months is 28.67%. The percentage of Receivables by Principal Balance with remaining terms greater than sixty (60) months is 17.52%.

(xxiv) Annual Percentage Rate. The Annual Percentage Rate of each Receivable is between 0.00% to 29.99% (inclusive).

(xxv) Scheduled Payments. Each Receivable has a first scheduled due date on or prior to March 31, 2005 and has had at least one scheduled payment applied. No Receivable has a payment that is more than thirty (30) days delinquent, as determined by the Seller in accordance with its policies and procedures, as of the Cutoff Date.

(xxvi) Location of Receivable Files. The Receivable Files are kept at one or more of the offices of the Servicer in the United States or the offices of one of the custodians specified in Schedule A hereto.

(xxvii) No Extensions. The number of scheduled due dates will not have been extended on or before the Cutoff Date on any Receivable.

(xxviii) Other Data. The numerical data relating to the characteristics of the Receivables contained in the Prospectus are true and correct in all material respects.

(xxix) Agreement. The representations and warranties in this Agreement will be true.

(c) The Seller has determined that the Receivables Purchase Price received by it for the Purchased Property on the Closing Date is equal to the fair market value for the Purchased Property.

                                   ARTICLE IV

                                   CONDITIONS

4.1      Conditions to Obligation of the Purchaser.

                  The obligation of the Purchaser to purchase the Receivables is subject to the satisfaction of the following conditions:


(a) Representations and Warranties True. The representations and warranties of the Seller hereunder will be true and correct on the Closing Date with the same effect as if then made, and the Seller will have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

(b) Computer Files Marked. The Seller, at its own expense, on or prior to the Closing Date, will indicate in its computer files, in accordance with its policies and procedures, that the Receivables have been conveyed to the Purchaser pursuant to this Agreement and will deliver to the Purchaser the Schedule of Receivables certified by an officer of the Seller to be true, correct and complete.

(c)      Documents to be Delivered by the Seller at the Closing.

(i) The Assignment. On the Closing Date, the Seller will execute and deliver the Assignment. The Assignment will be substantially in the form of Exhibit A hereto.

(ii) Evidence of UCC Filing. Within ten (10) days of the Closing Date, the Seller will record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, naming the Receivables and the other property conveyed hereunder, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the transfer, assignment and conveyance of such Receivables to the Purchaser. The Seller will deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser within ten (10) days of the Closing Date.

(iii) Other Documents. Such other documents as the Purchaser may reasonably request.

(d) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement, the Indenture and the Trust Agreement will be consummated on the Closing Date.

4.2      Conditions to Obligation of the Seller.

                  The obligation of the Seller to convey the Receivables to the Purchaser is subject to the satisfaction of the following conditions:

(a) Representations and Warranties True. The representations and warranties of the Purchaser hereunder will be true and correct on the Closing Date with the same effect as if then made, and the Purchaser will have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

(b) Receivables Purchase Price. At the Closing Date, the Purchaser will deliver to the Seller the Receivables Purchase Price in accordance with Section 2.1(b).

                                    ARTICLE V

                             COVENANTS OF THE SELLER

                  The Seller covenants and agrees with the Purchaser as follows, provided, however, that to the extent that any provision of this Article V conflicts with any provision of the Sale and Servicing Agreement, the Sale and Servicing Agreement will govern:

5.1      Protection of Right, Title and Interest.

(a) The Seller will file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Purchaser (or its assignee) in the Receivables and in the proceeds thereof. The Seller will deliver (or cause to be delivered) to the Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller authorizes the Purchaser and any assignee of the Purchaser hereunder to file such financing statements and continuation statements.

(b) The Seller will not change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-506 of the UCC, unless it has given the Purchaser at least five (5) days' prior written notice thereof and promptly files appropriate amendments to all previously filed financing statements or continuation statements.

(c) The Seller will give the Purchaser at least sixty (60) days' prior written notice of any change in its jurisdiction of organization and will promptly file (and authorizes the Purchaser and any assignee of the Purchaser hereunder to file) all amendments of any previously filed financing or continuation statement and any new financing statements as may be necessary to continue the perfection of the Purchaser's interest in the Purchased Property. The Seller will at all times maintain each office from which it will service Receivables, and its principal executive office, within the United States of America.

(d) The Seller will maintain accounts and records as to each Receivable accurately and in sufficient detail to permit the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each).

(e) The Seller will maintain its computer systems so that, from and after the time of conveyance under this Agreement of the Receivables to the Purchaser, the Seller's master computer records (including any back-up archives) that refer to a Receivable will indicate clearly the interest of the Purchaser in such Receivable and that such Receivable is owned by the Purchaser or its assignee. Indication of the ownership of a Receivable by the Purchaser or its assignee will not be deleted from or modified on the Seller's computer systems until, and only until, the Receivable has been paid in full or repurchased.

(f) If at any time the Seller proposes to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Seller will give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Receivable, will indicate clearly that such Receivable has been conveyed to and is owned by the Purchaser or its assignee.

(g) The Seller, upon receipt by the Seller of reasonable prior notice, will permit the Purchaser and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Seller's records regarding any Receivable.

(h) Upon request, the Seller will furnish to the Purchaser, within twenty (20) Business Days, a list of all Receivables (by contract number) then owned by the Purchaser or its assignee, together with a reconciliation of such list to the Schedule of Receivables.

5.2      Other Liens or Interests.

                  Except for the conveyances hereunder and pursuant to the other Basic Documents, the Seller will not sell, pledge, assign or transfer any Receivable to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and the Seller will defend the right, title, and interest of the Purchaser in, to and under such Receivables against all claims of third parties claiming through or under the Seller; provided, however, that the Seller's obligations under this Section 5.2 will terminate upon the termination of the Trust pursuant to the Trust Agreement.

5.3      Costs and Expenses.

                  The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Purchaser's right, title and interest in and to the Receivables.

5.4      Indemnification.

(a) The Seller will defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of the Seller's representations and warranties contained herein; provided, however, that any indemnification amounts owed pursuant to this Section 5.4 with respect of a Receivable will give effect to and not be duplicative of the Purchase Amounts paid by the Seller pursuant to Section 6.2 hereof.

(b) The Seller will defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Seller or any Affiliate thereof of a Financed Vehicle.

(c) The Seller will defend, indemnify, and hold harmless the Purchaser from and against any and all taxes that may at any time be asserted against the Purchaser with respect to the transactions contemplated herein, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

(d) The Seller will defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Purchaser through, the negligence, willful misfeasance, or bad faith of the Seller in the performance of its duties under this Agreement or by reason of reckless disregard of the Seller's obligations and duties under this Agreement.

(e) The Seller will defend, indemnify, and hold harmless the Purchaser from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the Seller's trusts and duties as Servicer under the Sale and Servicing Agreement, except to the extent that such cost, expense, loss, claim, damage, or liability is due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Purchaser.

                  These indemnity obligations will be in addition to any obligation that the Seller may otherwise have.

5.5      Treatment.

                  The Seller agrees to treat this conveyance as (i) an absolute transfer for tax purposes and (ii) a sale for all other purposes (including without limitation financial accounting purposes), in each case on all relevant books, records, tax returns, financial statements and other applicable documents.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

6.1      Obligations of Seller.

                  The obligations of the Seller under this Agreement will not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

6.2      Repurchase of Receivables Upon Breach by the Seller.

(a) (i) If an Authorized Officer of the Seller has actual knowledge, or receives notice from the Indenture Trustee of a breach of a representation or warranty set forth in Section 3.2(b) that materially and adversely affects any Receivable and such breach has not been cured in all material respects by the last day of the second Collection Period following the Collection Period in which the Seller obtained actual knowledge, or was notified, of such breach, the Seller will repurchase such Receivable as of such last day (or, at the Seller's option, the end of the first Collection Period following the Collection Period in which the Seller obtained actual knowledge, or was notified, of such breach).

                           (ii) The Seller will remit the Purchase Amount with respect to any Receivable that the Seller is repurchasing in accordance with this Section 6.2(a) to the Servicer for distribution pursuant to
         Section 4.3 of the Sale and Servicing Agreement on the Business Day immediately preceding the Payment Date (or, with Rating Agency Confirmation, on such Payment Date) related to the Collection Period during which such repurchase occurs.

                           (b) The sole remedy (except as provided in Section
5.4) of the Purchaser, the Trust, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders against the Seller with respect to a breach of the representations and warranties contained in Section 3.2(b) are as set forth in Section 6.2(a). None of the Seller, the Servicer, the Owner Trustee, the Administrator, or the Indenture Trustee will have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the Seller to repurchase any Receivable pursuant to
Section 6.2(a).

6.3      Purchaser's Assignment of Repurchased Receivables.

                  Upon the Seller's payment of the Purchase Amount with respect to any Receivable pursuant to Section 6.2(a) the Purchaser will be deemed to have assigned, without recourse, representation or warranty, to the Seller all the Purchaser's right, title and interest in and to such repurchased Receivable, and all security and documents relating thereto.

6.4      Trust.

                  The Seller acknowledges that:

(a) The Purchaser will, pursuant to the Sale and Servicing Agreement, convey the Receivables to the Trust and assign its rights under this Agreement to the Trust for the benefit of the Noteholders and the Certificateholders, and that the representations and warranties contained in this Agreement and the rights of the Purchaser under Sections 6.2 and 6.3 hereof are intended to benefit the Trust, the Owner Trustee, the Noteholders and the Certificateholders. The Seller hereby consents to such conveyance and assignment.

(b) The Trust will, pursuant to the Indenture, pledge the Receivables and its rights under this Agreement to the Indenture Trustee for the benefit of the Noteholders, and that the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement, including under Sections 6.2 and 6.3 are intended to benefit the Indenture Trustee and the Noteholders. The Seller hereby consents to such pledge.

6.5      Amendment.

                  This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Seller and the Purchaser; provided, however, that any such amendment that materially adversely affects the rights of the Noteholders or the Certificateholders under the Indenture, Sale and Servicing Agreement or Trust Agreement will be consented to by the Noteholders of Notes evidencing not less than a majority of the Notes Outstanding and the Certificateholders of Certificates evidencing not less than a majority of the Aggregate Certificate Balance.

6.6      Accountants' Letters.

(a) PricewaterhouseCoopers LLP will review the characteristics of the Receivables described in the Schedule of Receivables and will compare those characteristics to the information with respect to the Receivables contained in the Prospectus.

(b) The Seller will cooperate with the Purchaser and PricewaterhouseCoopers LLP in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review set forth in Section 6.6(a) above and to deliver the letters required of them under the Underwriting Agreement.

(c) PricewaterhouseCoopers LLP will deliver to the Purchaser a letter, dated the Closing Date, in the form previously agreed to by the Seller and the Purchaser, with respect to the financial and statistical information contained in the Prospectus under the caption "Delinquencies, Credit Losses and Repossessions in Ford Credit's Portfolio" and with respect to such other information as may be agreed in the form of letter.

6.7      Waivers.

                  No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement or the Assignment will operate as a waiver thereof, nor will any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

6.8      Notices.

                  All communications and notices pursuant hereto to either party will be in writing or by facsimile and addressed or delivered to it at its address as shown below or at such other address as may be designated by it by notice to the other party and, if mailed or sent by facsimile, will be deemed given upon receipt at the address or fax number for each party set forth below.

                  To Seller:                Ford Motor Credit Company
                                            c/o Ford Motor Company
                                            World Headquarters
                                            One American Road, Suite 801-C1
                                            Dearborn, Michigan 48126
                                            Attention: Securitization Operations
                                                        Supervisor
                                            Telephone:  (313) 206-5899
                                            Facsimile:  (313) 390-4133

                                            with a copy to:

                                            Ford Motor Credit Company
                                            One American Road, Suite 2411
                                            Dearborn, Michigan  48121
                                            Attention:  Corporate Secretary
                                            Telephone:  (313) 322-3000
                                            Facsimile:  (313) 248-7613

                  To Purchaser:             Ford Credit Auto Receivables Two LLC
                                            c/o Ford Motor Credit Company
                                            c/o Ford Motor Company
                                            World Headquarters
                                            One American Road, Suite 801-C1
                                            Dearborn, Michigan  48126
                                            Attention:  Ford Credit SPE
                                                         Management Office
                                            Telephone:  (313) 594-3495
                                            Facsimile:  (313) 390-4133

                                            with a copy to:

                                            Ford Motor Credit Company
                                            One American Road, Suite 2411
                                            Dearborn, Michigan  48121
                                            Attention:  Corporate Secretary
                                            Telephone:  (313) 322-3000
                                            Facsimile:  (313) 248-7613

6.9      Costs and Expenses.

                  The Seller will pay all expenses incident to the performance of its obligations under this Agreement and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Purchaser, excluding fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in and to the Receivables and the enforcement of any obligation of the Seller hereunder.

6.10     Survival.

                  The respective agreements, representations, warranties and other statements by the Seller and the Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect and will survive the closing under Section 2.2 hereof and any sale, transfer or other assignment of the Receivables by the Purchaser.

6.11     Confidential Information.

(a) The Purchaser agrees to hold and treat all Confidential Information (defined in Section 6.11(b)) provided to it under this Agreement in confidence and in accordance with this Section 6.11, and will implement and maintain safeguards to further assure the confidentiality of such Confidential Information. Such Confidential Information will not, without instruction pursuant to this Agreement or the prior written consent of the Seller, be disclosed or used by the Purchaser or its directors, officers, employees, attorneys or agents (collectively, the "Information Recipients") other than in connection with (i) the transactions contemplated by the Basic Documents and the issuance of the Notes and (ii) the Purchaser's due diligence on the Receivables. Disclosure that is not in violation of the Right to Financial Privacy Act of 1978, the Gramm-Leach-Bliley Act of 1999 (the "G-L-B Act") or other applicable law by the Purchaser of any Confidential Information (A) in connection with (x) the enforcement of the Purchaser's rights under the Purchased Property and (y) the performance of the Purchaser's due diligence on the Receivables or (B) at the request of the Purchaser's independent certified public accountants or governmental regulatory authorities in connection with an examination of the Purchaser by any such authority or for the purposes specified in Section 6.6 will not constitute a breach of its obligations under this Section 6.11, and will not require the prior written consent of the Seller.

(b) As used herein, "Confidential Information" means non-public personal information (as defined in the G-L-B Act and its enabling regulations issued by the Federal Trade Commission) regarding Obligors on the Receivables that is identified as such by the Seller. Confidential Information will not include information that (i) is or becomes generally available to the public other than as a result of disclosure by the Purchaser or any of its Information Recipients,
(ii) was available to the Purchaser on a non-confidential basis from a Person or entity other than the Seller prior to its disclosure to the Purchaser, (iii) is requested to be disclosed by a governmental authority or related governmental, administrative, or regulatory or self-regulatory agencies having or claiming authority to regulate or oversee any aspect of the Purchaser's business or that of its Affiliates or is otherwise required by law or by legal or regulatory process to be disclosed, (iv) becomes available to the Purchaser on a non-confidential basis from a Person other than the Seller who, to the knowledge of the Purchaser, is not otherwise bound by a confidentiality agreement with the Seller and is not otherwise prohibited from transmitting the information to the Purchaser or (v) the Seller provides written permission to the Purchaser to release.

6.12     Headings and Cross-References.

                  The various headings in this Agreement are included for convenience only and will not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

6.13     GOVERNING LAW.

                  THIS AGREEMENT AND THE ASSIGNMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.14     Counterparts.

                  This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which will be an original, but all of which together will constitute one and the same instrument.

6.15     Further Assurances.

                  Seller and Purchaser will each, at the request of the other, execute and deliver to the other all other instruments that either may reasonably request in order to perfect the conveyance, transfer, assignment and delivery to Purchaser of the rights to be conveyed, transferred, assigned and delivered and for the consummation of this Agreement.

6.16     Savings Clause.

                  It is the intention of the Seller and the Purchaser that the transfer of the Purchased Property contemplated in this Agreement constitute an absolute sale of the Purchased Property, conveying good title to the Purchased Property from the Seller to the Purchaser. However, in the event that such sale is deemed to be a pledge, the Seller grants to the Purchaser a first priority security interest in all of the Seller's right, title and interest in, to and under the Purchased Property, and all proceeds thereof, to secure a loan in an amount equal to the sum of all amounts payable by the Seller under this Agreement, all principal amounts payable on the Securities and all amounts payable as interest on the Securities, and all amounts payable as servicing fees under the Sale and Servicing Agreement, and in such event, this Agreement will constitute a security agreement under applicable law.

                  IN WITNESS WHEREOF, the parties hereby have caused this Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.


                                               FORD MOTOR CREDIT COMPANY


                                               By:   /s/ D.M. Brandi
                                                     ---------------------------
                                                     Name:   David M. Brandi
                                                     Title:  Assistant Treasurer


                                               FORD CREDIT AUTO RECEIVABLES
                                                       TWO LLC


                                               By:  /s/ Susan J. Thomas
                                                    ----------------------------
                                                    Name:    Susan J. Thomas
                                                    Title:   Secretary

                                                                       Exhibit A

                  For value received, in accordance with the Purchase Agreement dated as of April 1, 2005 (the "Purchase Agreement"), between the undersigned and FORD CREDIT AUTO RECEIVABLES TWO LLC (the "Purchaser"), the undersigned does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse, all right, title and interest of the undersigned, whether now owned or hereafter acquired, in and to the following: (i) the Receivables; (ii) monies due or received thereunder on or after the Cutoff Date and monies due and received prior to the Cutoff Date that are posted to the Obligor's account on or after the Cutoff Date; (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles; (iv) rights to receive proceeds with respect to the Receivables from claims on any physical damage, credit life, credit disability, or other insurance policies covering the Financed Vehicles or Obligors; (v) Dealer Recourse; (vi) all of the Seller's rights to the Receivable Files; (vii) payments and proceeds with respect to the Receivables held by the Seller; (viii) all property securing a Receivable; (ix) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; and (x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing. The foregoing conveyance does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other Person in connection with the Receivables, Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

                  This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Purchase Agreement and is to be governed by the Purchase Agreement.

                  Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of April 1, 2005.



                            FORD MOTOR CREDIT COMPANY


                            By:  _________________________________
                                 Name:   David M. Brandi
                                 Title:  Assistant Treasurer

                                                                       Exhibit B

                             Schedule of Receivables

                             DELIVERED TO PURCHASER

                                   AT CLOSING

                                                                      Schedule A

                          Location of Receivable Files
                            at Third Party Custodians



Security Archives
5022 Harding Place
Nashville, TN  37211

MSX International, Inc.
1426 Pacific Drive
Auburn Hills, MI 48326

Iron Mountain Records Management
23475 Eickler Street
Hayward, CA  94545

                                                                      APPENDIX A

                              Definitions and Usage

                                   See Tab 16